[BRIDGEWAY LOGO]


December Quarter Semi-annual Report


February 20, 2001

Dear Ultra-Small Company Shareholder,

Amid the general market correction and NASDAQ Composite Index rout of the December quarter, our Portfolio declined 8.5%. Don't get me wrong, I don't like negative returns, but we still beat our primary market and peer group benchmarks by a wide margin in the quarter (and year, and since inception). Over the last year, we beat our primary market benchmark by 18%, a very strong year by this measure. Overall, I am very pleased with our performance.

Performance Summary

TRANSLATION: We definitely shared in the technology rout of the December quarter, but still significantly beat our primary market and peer group benchmarks. We did underperform the Russell 2000 Index of small companies in the quarter, however. From another perspective, this quarter was our fourth best quarter yet on a relative basis, outperforming the CRSP Index of ultra-small companies by 11.4%! On the strength of the three previous quarters, we had a positive and favorable calendar year 2000, up 4.7% versus declines for each of our benchmarks.

The graph below presents our quarterly performance since inception compared to the average of other small-cap mutual funds, a small-cap index, and the CRSP index of ultra-small companies. The table below presents SEC standardized performance for the last quarter, year, five years, and since inception.

                                         Dec. Qtr.      1 Year       5 Year     Life-to-Date
                                          10/1/00       1/1/00      1/1/96 to    8/5/94 to
                                        to 12/31/00  to 12/31/00   12/31/00(4)  12/31/00(4)
                                        -----------  -----------   -----------  ------------
Ultra-Small Company Portfolio              (8.5)%         4.7)%       18.0%        19.4%
Lipper Small-Cap Stock Funds(1)           (13.6)%        (6.6)%       11.5%        14.9%
Russell 2000 (small companies)(2)          (6.9)%        (3.0)%       10.3%        12.8%
CRSP Cap-Based Portfolio 10 Index(3)      (19.9)%       (13.2)%        7.0%         9.8%

(1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1851 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices.
(4) Periods longer than one year are annualized. Past performance does not guarantee future returns.


      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 12/31/00]

Detailed Explanation of Quarterly Performance

TRANSLATION: Our above average exposure to energy helped in the December quarter. Apart from this, no one industry or sector carried the portfolio. Our top performers ran the spectrum from food to home builders to healthcare to services. It was more a "stock picker's" quarter, and our stock picking models made the grade.

     Let's look at the stocks that contributed the most toward softening the blow of an otherwise very bad quarter:

Rank    Description                        Industry                      % Gain
----    -----------                        --------                      ------
 1      Green Mountain Coffee Inc.         Food                          164.9%
 2      Edge Petroleum Corp.               Oil & Gas Producers           139.1%
 3      Meritage Corp.                     Home Builders                 104.1%
 4      KCS Energy Inc.                    Oil & Gas Producers            85.7%
 5      Amsurg Corp.                       Healthcare-Services            74.1%
 6      Chronimed Inc.                     Healthcare-Services            64.4%
 7      Team Mucho Inc.                    Commercial Services            63.6%

Our best performing stock - Green Mountain Coffee Inc. - also led the way in absolute dollars and contributed the most to our quarterly performance. Green Mountain Coffee began in 1981 as a small cafe in Vermont, serving coffee made from fresh roasted beans, and since then has become a leader in the specialty coffee industry. It is an active participant in environmental and social stewardship. Our holdings have more than tripled since our purchase in the first half of 1999.

Detailed Explanation of Quarterly Performance--What Didn't Go Well

TRANSLATION: If it was technology, it probably had a rough quarter. Glad we didn't own any more.

Of course, with a negative quarter, there were more declining stocks than positive ones. Ultra-small Internet stocks were particularly hard hit. A number of them plummeted during the calendar year from small-cap status to micro-cap, right on down to ultra-small. On December 31, 204 of the roughly 2000 ultra-small stocks were Internet companies. Three out of five and six out of ten of our worst-performing stocks were Internet related. Fortunately, only 1.3% of our stocks at the beginning of the quarter were from this group. Here's the full list:

Rank     Description                       Industry                     % Loss
----     -----------                       --------                     ------
 1      Unify Corp.                        Internet-Software            (88.1)%
 2      Inspire Insurance Solutions Inc.   Internet-Software            (86.1)%
 3      Healthcentral.com                  Internet                     (85.4)%
 4      DEL Global Technologies Corp.      Healthcare-Products          (84.8)%
 5      Interdent Inc.                     Commercial Services          (73.3)%
 6      Roadhouse Grill Inc.               Retail                       (67.0)%
 7      IdeaMall Inc.                      Internet-Retail              (66.7)%
 8      Cyberian Outpost Inc.              Internet                     (62.8)%
 9      Reptron Electronics Inc.           Electronics                  (61.9)%
 10     Web Street Inc.                    Internet                     (60.3)%
 11     North American Scientific          Healthcare-Products          (54.3)%
 12     Worldport Communications Inc.      Internet                     (53.5)%
 13     Candela Corp.                      Healthcare-Products          (52.3)%
 14     Jaco Electronics Inc.              Distribution/Wholesale       (51.5)%
 15     Gilat Communications Ltd.          Telecommunications           (51.5)%
 16     PW Eagle Inc.                      Miscellaneous Manufacturers  (51.1)%
 17     Allied Holdings Inc.               Transportation               (50.0)%

Detailed Explanation of Calendar Year Performance

TRANSLATION: Our list of best performing stocks for the calendar year looks similar to that for the quarter, somewhat magnified. Green Mountain Coffee was also our top performer for the year. Our energy holdings really helped to offset the damage done by some of our technology holdings. Four of the top ten were from the oil and gas industry.

Feast your eyes on the 16 stocks that at least doubled in our Portfolio in calendar year 2000:

Rank    Description                        Industry                    % Gain
----    -----------                        --------                    ------
 1      Green Mountain Coffee Inc.         Food                        534.9%
 2      KCS Energy Inc.                    Oil & Gas Producers         400.0%
 3      Amsurg Corp.                       Healthcare-Services         275.0%
 4      Lifemark Corp.                     Healthcare-Services         253.8%
 5      Meritage Corp.                     Home Builders               242.4%
 6      Remington Oil & Gas Corp.          Oil & Gas Producers         220.2%
 7      ASI Solutions Inc.                 Commercial Services         186.4%
 8      Edge Petroleum Corp.               Oil & Gas Producers         139.1%
 9      Shuffle Master Inc.                Entertainment               132.8%
 10     Clayton Williams Energy Inc.       Oil & Gas Producers         128.6%
 11     Bell Microproducts Inc.            Distribution/Wholesale      116.5%
 12     Solomon-Page Group Ltd.            Commercial Services         115.4%
 13     Howell Corp.                       Oil & Gas Producers         114.1%
 14     FTI Consulting Inc.                Commercial Services         105.0%
 15     Christopher & Banks Corp.          Retail                      101.3%
 16     Quality Systems Inc.               Software                    100.9%

The list of worst performing stocks was ugly. One of the nice characteristics about ultra-small companies (really, any stock, but it is more relevant with these), is that they can appreciate by more than 100% (16 above did), but can't decline by more than 100% (although a handful below were pushing the limits). Our top performing stock on the list above more than compensated for the three worst stocks on the list below. I like this characteristic of ultra-small stocks.

Unify had made plenty of money for our Portfolio in late 1998 and 1999, only to give back a portion of these returns. Fortunately, we had trimmed it at higher levels, so we still made money. Unfortunately, that strategy was not true of most of the stocks on this list:

Rank    Description                        Industry                    % Loss
----    -----------                        --------                    ------
 1      Unify Corp.                        Software                    (99.0)%
 2      Transcoastal Marine Services       Commercial Services         (99.0)%
 3      PC Service Source Inc.             Distribution/Wholesale      (97.7)%
 4      Vari-L Company Inc.                Telecommunications          (95.6)%
 5      Inspire Insurance Solutions Inc.   Software                    (94.8)%
 6      CD&L Inc.                          Transportation              (87.9)%
 7      Healthcentral.com                  Internet                    (85.4)%
 8      IdeaMall Inc.                      Retail                      (84.6)%
 9      Interdent Inc.                     Commercial Services         (84.5)%
 10     Home Products International Inc.   Housewares                  (83.1)%
 11     DEL Global Technologies Corp.      Healthcare-Products         (80.6)%
 12     Web Street Inc.                    Internet                    (78.0)%
 13     Gilat Communications Ltd.          Telecommunications          (77.7)%
 14     Health Management Systems Inc.     Commercial Services         (76.2)%
 15     Zindart Ltd.                       Miscellaneous Manufact.     (75.0)%

The Longer-Term Perspective

TRANSLATION: It is interesting to note that this was the worst calendar year since inception for the CRSP "10" Index. I am pleased that we had a positive return (unlike our experience in 1998.) We have now "beaten the market" in five of six full calendar years.

We just finished our sixth full calendar year since inception. I thought you might want to see how we've done "over the long haul."


       [GRAPH SHOWING TOTAL RETURN VS. CALENDAR YEAR 1995 THROUGH 2000]

Top Ten Holdings

Our December quarter top ten holdings reflect the diversity of our Portfolio. These ten companies represent seven different industries. Here are the Portfolio's top ten holdings at the end of December.

                                                                          Percent of
Rank    Description                             Industry                  Net Assets
----    -----------                             --------                  ----------
  1     Christopher & Banks Corp.               Retail                       7.3%
  2     SCP Pool Corp.                          Distribution/Wholesale       4.3%
  3     HOT Topic Inc.                          Retail                       3.3%
  4     Bellwether Exploration Company          Oil & Gas Producers          3.1%
  5     Green Mountain Coffee Inc.              Food                         3.0%
  6     Remington Oil & Gas Corp.               Oil & Gas Producers          2.5%
  7     TTI Team Telecom International Ltd.     Telecommunications           2.2%
  8     Aaon Inc.                               Building Materials           2.2%
  9     Shuffle Master Inc.                     Entertainment                2.1%
 10     Gadzooks Inc.                           Retail                       2.0%
                                                                            ----
        Total                                                               32.1%


Which Fund Family Had the Best Returns in 2000?

In an article on January 16, Investor's Business Daily reported the rankings of the top 20 fund families based on the asset-weighted returns of their diversified stock funds. Who won?

Who cares? Bridgeway beat them all. Bridgeway beat them all in 1999, too. I haven't figured out why these reporters are so obsessed with the largest fund companies. I guess they think most people want to be a part of "the pack" following the pied piper, irrespective of investment objectives, risk, or returns.

"We too were caught up ..."

TRANSLATION: If you "get married" to one segment of the market, you can expect to do well when it does well and poorly when it does poorly. This is true of technology stocks, and I believe to a lesser extent, also ultra-small stocks. For most people, this Portfolio is most appropriate as a "high octane" (i.e., "volatile") investment engine or diversifier (i.e., "minority holding") within a portfolio of long-term investments.

The following quote is from a portfolio manager at one of the largest and most respected fund families that had made a name for itself in growth and technology stocks over the last few years:

              "We too, were caught up in the over-enthusiasm for tech."

Needless to say, this fund group, which looked like the market heroes in the late 90's amid an awesome run of large growth companies, isn't sitting so pretty after 2000. This part makes sense to me; if you fall in love with one segment of the market, you can expect to do better than your peers when that part is doing well and worse when it is doing poorly. Upon reflection, the quote above caught my attention. One of Bridgeway's strengths is that we don't get overenthusiastic about technology, the Internet, or any other sector. Within the constraints of our specific micro-cap objective, we're just trying to pick one good stock at a time, and we let the models take emotion out of the process. Our process and use of stock picking models looks just the same when the market is going up as when it's coming down. The time I get most concerned isn't typically when the market has dropped 30 or 40%; it's when our risk measures indicate that we have too much exposure to an individual stock or sector. This overexposure, or concentration, tends to happen when a stock or an industry is going gangbusters. So my "anxiety meter" is typically higher when the market is high, not low.

I spent a half hour recently trying to reassure a friend who had made some excellent savings and investment decisions over the last decade and who is now losing sleep. The one mistake he did make was falling in love exclusively with technology and growth stocks. Even with the carnage of 2000, his portfolio is not doing too badly, considering the full course of the last decade. My advice to him is the same I've repeated in my letters over the years: 1) Put short-term money (money you may need to spend in the short-term) and some emergency money (enough to cover a "rainy day" or rainy year) in short-term, low volatility instruments, like a short-term bond fund. 2) Put long-term money (money you expect to spend much later) in long-term instruments, like a diversified portfolio of stocks. 3) Pay attention to taxes, but don't let them be the primary driver of your investment plan. (Avoiding tax sheltering limited partnerships in the 70's would have been wise, I believe. However, considering a tax efficient fund for a taxable account is probably a good idea.) 4) Forget about the rule of thumb, "You can spend the interest and dividends, but don't touch the principal." I think a better plan is to think about an appropriate level of annual redemptions regardless of whether it comes from "principal," income, or appreciation. In a diversified portfolio based on 75% stocks and 25% short-term bonds, I believe 4 to 5% is conservative and relatively safe. 5) No investment is 100% safe. If you retired in 1940, having just lived through the Great Depression, putting your retirement nest egg in Treasury Bills appeared to be a safe strategy. Over the next 10 years (including reinvesting interest) they lost 41% of their purchase power due to inflation. How safe was that? Diversification would have been a better plan. 6) Have a plan that includes diversification, write it down (maybe have someone review it), and then stick with it. Most of the mistakes that I see people make with investments could be avoided by following these points.

Please don't consider anything in this section as investment advice. It's philosophy. I don't know the specifics of your financial picture, and no "canned advice" applies in all situations.

Expenses

Translation: The Securities and Exchange Commission is considering requiring funds to report actual dollar expenses to their shareholders. We'll take a "first shot" at it here. Overall, I believe our expenses are reasonable compared to the average of funds investing in similar size companies. (They are, however, more expensive than funds investing in much larger companies.) If you take our performance into consideration, I think our expenses are particularly attractive.

                                    2000          Current     Average Ultra-
                                   Actual       Annualized      Small Fund
                                   ------       ----------    --------------
Expense Ratio                       1.75%          1.74%           2.52%
Total Return                        4.80%          na             (0.80)%
$ of expenses per $1000
   of 12/31/00 account balance     $17.59         $17.49         $25.34

Disclaimer

The following is a reminder from the friendly folks at Bridgeway Fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2000; security positions can and do change thereafter.

Conclusion

As always, I appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 2000

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
Common Stock - 94.1%
     Apparel - 3.4%
               Ashworth Inc. *                          16,600         $  107,900
               Galey & Lord Inc. *                      21,000             52,500
               Haggar Corp.                             14,050            161,575
               JLM Couture Inc. *                        9,200             14,950
               McNaughton Apparel Group Inc. *          61,100            649,188
               Steven Madden Ltd. *                     49,000            373,625
               Tandy Brands Accessories Inc. *           8,590             54,761
                                                                       ----------
                                                                        1,414,499
     Banking - 2.1%
               Bancorp Rhode Island Inc.                19,000            241,063
               Bank of The Ozarks                        9,200            120,175
               Capital Crossing Bank *                  14,500            161,313
               Colorado Business
                  Bankshares, Inc.                       4,900             83,913
               Covest Bancshares Inc.                    7,000             89,250
               IBERIABANK Corp.                          3,800             82,650
               Yardville National Bancorp                7,000             84,438
                                                                       ----------
                                                                          862,802
     Biotechnology - 0.6%
               Embrex Inc. *                             3,700             56,888
               Interpore International *                48,000            189,000
                                                                       ----------
                                                                          245,888
     Building Materials - 2.6%
               Aaon Inc. *                              50,550            894,103
               Catalina Lighting Inc. *                 18,000             38,250
               Oglebay Norton Company                    6,900            134,119
                                                                       ----------
                                                                        1,066,472
     Commercial Services - 7.0%
               ASI Solutions Inc. *                     37,800            595,350
               Conrad Industries Inc *                   6,400             36,800
               FTI Consulting Inc. *                    80,800            828,200
               Hall Kinion & Associates Inc. *          20,000            402,500
               Health Management Systems Inc. *         30,800             46,200
               Interdent Inc. *                         36,723             45,904
               Prosofttraining.com *                     9,000            109,125
               Rock of Ages Corp. *                     24,000            108,000
               Team Mucho Inc. *                       109,500            739,125
                                                                       ----------
                                                                        2,911,204
     Computers - 4.7%
               Ikos Systems Inc. *                      34,300            304,413
               ImageX.com Inc. *                        62,800             64,763
               NUR Macroprinters Ltd. *                  9,000             67,500
               Seec Inc. *                              18,200             44,363
               Sento Corp. *                            24,000             64,500
               ShowCase Corp. *                         85,000            600,313
               T/R Systems Inc. *                       80,000            510,000
               TekInsight.Com Inc. *                     1,041              1,008
               Tier Technologies Inc. *                 47,800            271,863
                                                                       ----------
                                                                        1,928,723
     Distribution and Wholesale - 8.4%
               Advanced Marketing Services              24,975            433,941
               Bell Microproducts Inc. *                44,775            710,803
               Industrial Distribution Group Inc. *     16,000             31,000
               Jaco Electronics Inc. *                  64,500            469,641
               Primesource Corp.                         9,900             44,550
               SCP Pool Corp. *                         59,439          1,786,885
                                                                       ----------
                                                                        3,476,820


     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
     Diversified Financial Services - 0.1%
               HPSC, Inc. *                              5,000         $   30,000

     Electronics - 0.5%
               DTM Corp. *                              29,000             87,000
               Reptron Electronics Inc. *               19,700            121,894
                                                                       ----------
                                                                          208,894
     Entertainment - 2.1%
               Shuffle Master Inc. *                    55,725            884,634

     Environmental Control - 0.5%
               Rich Coast Inc. *                        15,525              1,397
               TRC Cos. Inc. *                          10,800            209,250
                                                                       ----------
                                                                          210,647
     Food - 3.0%
               Green Mountain Coffee Inc. *             24,600          1,230,000
               Rocky Mountain Choc Fact Inc. *           9,991             34,344
                                                                       ----------
                                                                        1,264,344
     Hand and Machine Tools - 0.1%
               K-Tron International Inc. *               3,211             59,002

     Healthcare Products - 1.8%
               Candela Corp. *                          44,550            233,888
               Criticare Systems Inc. *                100,800            163,800
               DEL Global Technologies Corp. *           3,700              5,550
               North American Scientific *              23,900            346,550
                                                                       ----------
                                                                          749,788
     Healthcare Services - 4.2%
               Air Methods Corp. *                      12,640             48,980
               Amsurg Corp. *                           18,900            460,688
               Chronimed Inc. *                         50,000            606,250
               Lifemark Corp. *                         36,700            422,050
               Option Care Inc. *                       25,100            156,875
               Radiologix Inc. *                        13,000             65,000
                                                                       ----------
                                                                        1,759,843
     Home Builders - 1.9%
               Dominion Homes Inc. *                     6,000             50,625
               M/I Schottenstein Homes Inc.              5,000            120,938
               Meritage Corp. *                         16,300            603,100
                                                                       ----------
                                                                          774,663
     Home Furnishings - 0.1%
               DMI Furniture Inc. *                     19,500             40,219

     Housewares - 0.2%
               Home Products International Inc. *       51,700             90,475

     Internet - 1.4%
               Cyberian Outpost Inc. *                 143,600            170,525
               Healthcentral.com *                     110,000             17,188
               Onesource Information Service *          25,000            193,750
               Web Street Inc. *                        75,000             63,281
               Worldport Communications Inc. *          18,000             60,188
               iGO Corp. *                              43,000             77,938
                                                                       ----------
                                                                          582,870
     Leisure Time - 1.2%
               Navigant International Inc. *            62,000            503,750

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 2000

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
     Machinery - Diversified - 0.3%
               Baldwin Technology Company *             28,500      $      42,750
               Foilmark Inc. *                          25,000             85,156
                                                                     ------------
                                                                          127,906
     Manufacturing - 0.0%
               Zindart Ltd. *                           11,900             20,453

     Media - 0.3%
               VDI MultiMedia *                         35,800            135,369

     Mining - 0.6%
               Echo Bay Mines Ltd. *                   130,000             48,750
               TVX Gold Inc. *                         120,000            196,800
                                                                     ------------
                                                                          245,550
     Office/Business Equipment - 0.2%
               Gradco Systems Inc. *                    99,450             99,450

     Oil & Gas Producers - 14.7%
               Adams Resources & Energy Inc.            12,800            182,400
               Bellwether Exploration
                  Company *                            151,900          1,291,150
               Callon Petroleum Company *               26,740            446,224
               Castle Energy Corp.                      20,450            139,316
               Clayton Williams Energy Inc. *            7,200            194,400
               Edge Petroleum Corp. *                   69,300            684,338
               Hallwood Energy Corp. *                  48,500            460,750
               Howell Corp.                             37,300            459,256
               KCS Energy Inc. *                       102,700            417,219
               Miller Exploration Company *             33,000             50,531
               Petroleum Development Corp. *            56,700            372,094
               Quicksilver Resources Inc. *             37,500            360,938
               Remington Oil & Gas Corp. *              80,000          1,040,000
                                                                     ------------
                                                                        6,098,616
     Oil & Gas Services - 0.3%
               Bolt Technology Corp. *                   4,500             16,313
               Matrix Service Company *                 15,600             92,625
                                                                     ------------
                                                                          108,938
     Pharmaceuticals - 0.8%
               D & K Healthcare
                  Resources Inc. *                      15,650            212,253
               Neogen Corp. *                           13,300            108,063
                                                                     ------------
                                                                          320,316
     Retail - 16.1%
               The Bombay Company Inc.*                 60,000            116,250
               Calloway's Nursery Inc. *                54,500             68,125
               Christopher & Banks Corp. *             107,925          3,042,136
               Friedman's Inc.                          35,000            161,875
               Gadzooks Inc. *                          57,500            848,125
               HOT Topic Inc. *                         83,000          1,364,313
               IdeaMall Inc. *                          55,400             62,325
               JOS A Bank Clothiers Inc. *             128,700            579,150
               Movie Gallery Inc. *                     68,200            221,650
               Roadhouse Grill Inc. *                   42,600             46,594
               Sports Authority Inc. *                 130,000            154,375
                                                                     ------------
                                                                        6,664,918

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----

         Savings & Loans - 4.2%
                   Bostonfed Bancorp Inc.                7,000         $  146,125
                   Coastal Bancorp Inc.                 24,500            588,000
                   FSF Financial Corp.                   7,800            111,150
                   HMN Financial Inc.                   10,000            130,625
                   IPSWICH Bancshares Inc.               6,100             55,663
                   Itla Capital Corp. *                 27,400            524,025
                   Northeast Bancorp                     5,200             44,850
                   Warren Bancorp Inc.                   5,200             41,600
                   Westerfed Financial Corp.             3,650             79,388
                                                                     ------------
                                                                        1,721,426

         Software - 2.2%
                   Catalyst International Inc. *        10,000             47,500
                   Daleen Technologies Inc. *           25,400             95,250
                   Group 1 Software Inc. *              16,900            190,125
                   Inspire Insurance Solutions Inc. *   58,200              9,094
                   Made2Manage Systems Inc. *           40,000             77,500
                   Mathsoft Inc. *                      85,800            136,744
                   Rogue Wave Software *                40,000            150,000
                   Sunquest Information Systems *        7,400             66,138
                   Unify Corp. *                       543,135            152,757
                                                                     ------------
                                                                          925,108

         Telecommunications - 6.5%
                   Comtech Telecommunications *         53,400            831,038
                   Gentner Communications Corp. *       52,800            620,400
                   TTI Team Telecom International
                      Ltd. *                            60,500            907,500
                   Tessco Technologies Inc. *           15,000            270,000
                   Vari-L Company Inc. *                54,500             81,750
                                                                     ------------
                                                                        2,710,688

         Textiles - 0.1%
                   Quaker Fabric Corp. *                 9,800             39,200

         Toys, Games and Hobbies - 0.2%
                   Racing Champions Corp. *             56,000             63,000

         Transportation - 1.6%
                   Allied Holdings Inc. *               12,100             33,275
                   CD&L Inc. *                          17,900              7,831
                   Railamerica Inc. *                   63,300            496,509
                   Statia Terminals Group N.V. *        20,000            140,000
                                                                     ------------
                                                                          677,615
                                                                     ============

         Total Common Stock (Identified Cost $31,277,029)            $ 39,024,090

     Short-term Investments - 0.7%
         Money Market Funds - 0.7%
                   Expedition Money Market Fund         69,298             69,298
                   Federated Money Market Prime
                      Obligations Fund                  69,298             69,298
                   Federated Prime Obligations
                      Fund                              69,298             69,298
                   SEI Daily Income Trust Prime
                      Obligations Fund
                      Obligations Fund                  69,298             69,298
                                                                     ------------
                                                                          277,192
                                                                     ============

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 2000


     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
     Total Short-term Investments
                  (Identified Cost $277,192)                            $ 277,192
                                                                     ============
Total Investments - 94.8%                                            $ 39,301,282

Other Assets and Liabilities, net - 5.2%                                2,156,392
                                                                     ============
Total Net Assets - 100.0%                                            $ 41,457,674
                                                                     ============


     * Non-income producing security as no dividends were paid during the period from July 1, 2000 to December 31, 2000.

     ** The aggregate identified cost on a tax basis is $31,554,221. Gross unrealized appreciation and depreciation were $13,594,565 and $5,847,504, respectively, or net unrealized appreciation of $7,747,061.

     See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2000

ASSETS:
      Investments at value (cost - $31,554,221)     $39,301,282
      Cash                                          $ 2,883,528
      Receivable for shares sold                         10,000
      Receivable for investments sold                    19,422
      Receivable for interest                            17,296
      Receivable for dividends                            1,512
      Prepaid expenses                                    8,749
                                                    -----------
            Total assets                             42,241,789
                                                    -----------
LIABILITIES:
      Payable for investments purchased                 636,771
      Payable for management fee                         79,799
      Accrued expenses                                   67,545
                                                    -----------
            Total liabilities                           784,115
                                                    -----------
      NET ASSETS (1,917,862 SHARES OUTSTANDING)     $41,457,674
                                                    ===========
      Net asset value, offering and redemption
       price per share ($41,457,674 / 1,917,862)    $     21.62
                                                    ===========

NET ASSETS REPRESENT:
      Paid-in capital                               $32,324,765
      Undistributed net realized gain                 1,385,848
      Net unrealized appreciation of investments      7,747,061
                                                    -----------
      NET ASSETS                                    $41,457,674
                                                    ===========


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2000


INVESTMENT INCOME:
      Dividends                                          $    44,849
      Interest                                                83,174
                                                         -----------
            Total income                                     128,023
                                                         -----------

EXPENSES:
      Management fees                                        246,827
      Accounting fees                                        101,362
      Audit fees                                               7,309
      Custody                                                 10,556
      Insurance                                                2,281
      Legal                                                    1,820
      Registration fees                                        4,961
      Directors' fees                                            341
      Miscellaneous                                              648
                                                         -----------
            Total expenses                                   376,105
                                                         -----------
NET INVESTMENT LOSS                                         (248,082)
                                                         -----------
NET REALIZED LOSS AND UNREALIZED GAIN ON INVESTMENTS:

      Net realized gain on investments                     1,768,337
      Net change in unrealized appreciation               (1,477,343)
                                                         -----------
      Net realized and unrealized gain                       290,994
                                                         -----------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS         $    42,912
                                                         ===========


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)


                                                      Six months ended    Year ended
INCREASE (DECREASE) IN NET ASSETS:                   December 31, 2000  June 30, 2000
OPERATIONS:
      Net investment loss                              $   (248,082)    $   (523,167)
      Net realized gain on investments                    1,768,337        4,906,260
      Net change in unrealized appreciation              (1,477,343)       9,383,022
                                                       ------------     ------------
          Net increase resulting from operations             42,912       13,766,115
                                                       ------------     ------------
      Distributions to shareholders:
          From net investment income                              0                0
          From realized gains on investments                      0                0
                                                       ------------     ------------
            Total distributions to shareholders                   0                0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                        1,129,818        2,141,957
      Reinvestment of dividends                                   0                0
      Cost of shares redeemed                            (1,673,914)      (6,596,750)
                                                       ------------     ------------
          Net decrease from Fund share transactions        (544,096)      (4,454,793)
                                                       ------------     ------------
          Net (decrease) increase in net assets            (501,184)       9,311,322
NET ASSETS:
      Beginning of period                                41,958,858       32,647,536
                                                       ------------     ------------
      End of period                                    $ 41,457,674     $ 41,958,858
                                                       ============     ============
Number of Fund shares:
      Sold                                                   50,886          111,765
      Issued on dividends reinvested                              0                0
      Redeemed                                              (76,199)        (357,590)
                                                       ------------     ------------
          Net decrease                                      (25,313)        (245,825)
      Outstanding at beginning of period                  1,943,175        2,189,000
                                                       ------------     ------------
      Outstanding at end of period                        1,917,862        1,943,175
                                                       ============     ============


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                   Year ended June 30,
                                            Six months ended  --------------------------------------------------------------------
                                            December 31, 2000     2000          1999           1998          1997          1996
                                            -----------------
PER SHARE DATA
      Net asset value,
          beginning of period                   $     21.59   $     14.91   $     22.52    $     20.62   $     16.68    $    11.35
                                                -----------   -----------   -----------    -----------   -----------    ----------
      Income (loss) from investment operations:
              Net investment loss                     (0.13)        (0.26)        (0.28)         (0.34)        (0.24)        (0.21)
              Net realized and
                  unrealized gain (loss)               0.16          6.94         (3.77)          4.03          4.50          6.03
                                                -----------   -----------   -----------    -----------   -----------    ----------
      Total from investment operations                 0.03          6.68         (4.05)          3.69          4.26          5.82
                                                -----------   -----------   -----------    -----------   -----------    ----------
      Less distributions to shareholders:
          Net investment income                        0.00          0.00          0.00           0.00          0.00          0.00
          Net realized gains                           0.00          0.00         (3.56)         (1.79)        (0.32)        (0.49)
                                                -----------   -----------   -----------    -----------   -----------    ----------
      Total distributions                              0.00          0.00         (3.56)         (1.79)        (0.32)        (0.49)
                                                -----------   -----------   -----------    -----------   -----------    ----------
      Net asset value, end of period            $     21.62   $     21.59   $     14.91    $     22.52   $     20.62    $    16.68
                                                ===========   ===========   ===========    ===========   ===========    ==========
TOTAL RETURN [1]                                       0.1%         44.8%        (14.6%)         18.4%         26.0%         52.4%

RATIOS & SUPPLEMENTAL DATA

      Net assets, end of period                 $41,457,674   $41,958,858   $32,647,536    $46,256,695   $30,070,202    $4,557,591

      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                      1.77%         1.85%         2.00%          1.67%         1.67%         1.97%

          Expenses before waivers
              and reimbursements                      1.77%         1.85%         2.26%          1.67%         1.87%         3.07%

          Net investment loss after waivers
              and reimbursements                     (1.17%)       (1.36%)       (1.82%)        (1.42%)       (1.37%)       (1.47%)

      Portfolio turnover rate [2]                     38.0%         65.4%         80.4%         103.4%         56.2%        155.9%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Social Responsibility Portfolio, and the Aggressive Growth Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. The Fund is authorized to issue 1,000,000,000 shares.

       The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998. On November 1, 1998 it reopened to existing investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $7,622,256 and $9,635,819, respectively, for the year ended June 30, 2000.

7.     Federal Income Taxes:

       The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains, if any, are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions do not qualify for the dividends received deduction of corporate shareholders.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


7.     Federal Income Taxes, continued:

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. The Fund utilized the post-October 31 losses it incurred for the year ended June 30, 1999 and capital loss carryforwards to offset capital gains realized in the year ended June 30, 2000. At June 30, 2000 the fund had $206,329 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.